UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2019 at the office of

THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200

Chicago, IL 60606

To the Shareholders:

Notice is hereby given that the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the “Fund”), will be held at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, at 8:00 a.m. C.T., on Friday, October 25, 2019, for the following purposes:

Proposal 1.	To elect two Class III Trustees of the Fund, to serve for a term ending at the 2022 Annual Meeting of the Fund and until her or his successor has been elected and qualified.

Proposal 2.	To take action on a shareholder proposal submitted in December 2018 requesting that the Fund take the steps necessary to terminate all advisory, sub-advisory and management agreements in effect as of December 2018 with Four Wood Capital Advisors, LLC and Eagle Asset Management, Inc.

Proposal 3:	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Trustees of the Fund has fixed the close of business on September 16, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the record date are cordially invited to attend the Annual Meeting. Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Annual Meeting.

In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in returning your proxy card promptly. If your completed proxy card is not received, you may be contacted by representatives of the Fund’s proxy solicitor, D.F. King & Co., Inc.

Sincerely,

Brian Good
President and Principal Executive Officer
October 3, 2019

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2019 at the office of

THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200

Chicago, IL 60606

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the “Fund” or “EGIF”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board” or “Trustees”) for use at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held on Friday, October 25, 2019, at 8:00 a.m. C.T., at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof.

A Notice of the Annual Meeting and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about October 3, 2019, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, THL Credit Advisors LLC, the Fund’s interim investment adviser (“THL Credit” or the “Adviser”), and American Stock Transfer & Trust Company, LLC (“AST”), the transfer agent to the Fund. D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm, has also been engaged to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. This Proxy Statement and form of proxy are first being sent to shareholders on or about October 3, 2019.

THE FUND’S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, AND THE FUND’S SEMI-ANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2019, HAVE PREVIOUSLY BEEN MAILED TO THE FUND’S SHAREHOLDERS, AND ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-833-845-7513. THE FUND’S ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE FUND’S WEBSITE AT WWW.THLCREDITEGIF.COM AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on October 25, 2019.

The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund’s website – www.thlcreditegif.com. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meeting and vote in person, please call 1-833-845-7513.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Fund’s shares of beneficial interest (“Shares”) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 before the Annual Meeting or at the Annual Meeting. Broker-dealers and other nominees holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Annual Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote “FOR” Proposal 1 and “AGAINST” Proposal 2. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

The presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33-1/3% of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business (a “Quorum”) at the Annual Meeting. Abstentions or withheld votes will be included when determining the presence of a Quorum. Shares for which brokers have not received voting instructions from the beneficial owner of Shares and do not have, or choose not to exercise, discretionary authority to vote Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will also be treated as Shares present for Quorum purposes. In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, either in person or by proxy, of the Annual Meeting may adjourn the Annual Meeting without notice, other than announcement at the Annual Meeting, to a date not more than 120 calendar days after the original date of the Annual Meeting. If the adjournment is for more than 120 calendar days from the original date of the Annual Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. A shareholder vote may be taken on a proposal in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of such proposal.

The Fund has one class of capital stock consisting of common shares, par value $0.001 per Share. Each Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights with respect to any proposal. On the record date, September 16, 2019 (the “Record Date”), 7,180,874.602 Shares of the Fund were issued and outstanding.

PROPOSAL 1: ELECTION OF TRUSTEES

The Board currently consists of six Trustees who are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Trustees expiring at the third annual meeting of shareholders after the election of such class of Trustees. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

The classes of Trustees are indicated below:

Nominees to Serve Until 2022 Annual Meeting (Class III)
Laurie Hesslein
Brian Good
Trustees Serving Until 2020 Annual Meeting (Class I)
Joseph L. Morea
Michael Perino
Trustees Serving Until 2021 Annual Meeting (Class II)

Ronald J. Burton
Steven A. Baffico

Ms. Hesslein and Mr. Good, the two Class III Trustees of the Fund, have been nominated to each serve for a three-year term to expire at the Fund’s 2022 Annual Meeting and when her or his successor is duly elected and qualified. Ms. Hesslein and Mr. Good have consented to continue to serve as a Trustee if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement. The Board knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information About Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Trustees and the nominees, including their year of birth, positions with the Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(6) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(7)
Independent Trustees(2):

Joseph L. Morea born 1955	Trustee; Chairman of the Board	Since 2015; Class I Trustee, current term ends at the 2020 Annual Meeting.	Self-employed, Commercial and Industrial Real Estate Investment (2012 – present).	2	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust; Trustee, THL Credit Senior Loan Fund.

Laurie Hesslein born 1959	Trustee	Since 2017; Class III Trustee, current term ends at the 2019 Annual Meeting.(4)	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017).	2	Trustee, THL Credit Senior Loan Fund; Trustee, VanEck Vectors ETF Trust (56 funds).

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(6) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(7)
Ronald J. Burton born 1947	Trustee, Audit Committee Chair	Since 2015; Class II Trustee, current term ends at the 2021 Annual Meeting.	Burton Consulting, LLC, Principal (2013 – present).	2	Trustee, THL Credit Senior Loan Fund.

Michael Perino born 1963	Trustee, Nominating and Governance Committee Chair	Since 2015; Class I Trustee, current term ends at the 2020 Annual Meeting.	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – present).	2	Trustee, THL Credit Senior Loan Fund.

Steven A. Baffico born 1973	Trustee	Since 2015; Class II Trustee, current term ends at the 2021 Annual Meeting.	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011 – present).	1	--

Interested Trustee(3)

Brian Good born 1965	Trustee; President and Principal Executive Officer	Since 2019; Class III Trustee, current term ends at the 2019 Annual Meeting. (5)	THL Credit Advisors LLC, Senior Managing Director (2012-present).	2	Trustee, THL Credit Senior Loan Fund.

(1)	The business address of each Trustee is care of Eagle Growth and Income Opportunities Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606.
(2)	“Independent Trustees” are Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund. Mr. Baffico has been considered an Interested Trustee (as defined below) because of his affiliation with Four Wood Capital Advisors, LLC (“FWCA”), the Fund’s prior investment adviser. Mr. Baffico also has an affiliation with Four Wood Capital Partners LLC (“FWCP”), which contracted with the Fund to provide investor support services to the Fund up to September 14, 2019. As a result of the termination of the Fund’s relationship with FWCA as of August 31, 2019 (the “Effective Date”), the basis for Mr. Baffico’s prior status as an Interested Trustee is no longer applicable. The potential status of any Independent Trustee as an "interested person" of the Fund will be considered by the Fund and disclosed to shareholders, as appropriate.
(3)	“Interested Trustees” are “interested persons” (as such term is defined in the 1940 Act) of the Fund. As of the date hereof, Mr. Good is considered an “interested person” because of his affiliation with THL Credit, the Fund’s interim investment adviser.
(4)	Nominee for election. If elected, Ms. Hesslein’s term will expire at the 2022 Annual Meeting and when her successor is duly elected and qualifies.
(5)	Nominee for election. Mr. Good was appointed to the Board as a Class III Trustee effective August 27, 2019. If elected, Mr. Good’s term will expire at the 2022 Annual Meeting and when his successor is duly elected and qualifies.
(6)	As of the Effective Date, the fund complex consists of the Fund and THL Credit Senior Loan Fund (“TSLF”), a closed-end fund registered under the 1940 Act.
(7)	This column only includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (i.e., public companies) or other investment companies registered under the 1940 Act held by the Trustee.

Additional information about each Trustee follows that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared him or her to be an effective Trustee. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacted with FWCA and FWCP and will interact with THL Credit and Eagle Asset Management, Inc. (“Eagle” or the “Sub-Adviser”), and also may benefit from information provided by the Fund’s counsel; both counsel to the Independent Trustees and the Fund have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Trustees

•	Joseph L. Morea. Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 37-year career in the Financial Services industry. Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003–2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr. Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996 to 2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Directors of each of Energy and Exploration Partners, a private company, TravelCenters of America, LLC and Garrison Capital Inc. and a member of the Board of Trustees of each of RMR Real Estate Income Fund, Industrial Logistics Properties Trust and Tremont Mortgage Trust. Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

•	Laurie Hesslein. Ms. Hesslein has had extensive experience in financial services, investment management, business reengineering and risk management. Ms. Hesslein was a Managing Director of Citigroup and served as the Business Head of Local Consumer Lending North America within Citi Holdings, where she led multiple consumer businesses and portfolios. She previously served as the Strategic Relationship Manager at Citigroup for the Morgan Stanley Smith Barney Joint Venture within Citi Holdings and was also Citigroup’s transition lead for the formation of Morgan Stanley Smith Barney in 2009. Ms. Hesslein was a member of Citigroup’s corporate productivity improvement and reengineering team in 2008, where she worked across multiple Citigroup businesses to improve revenue and profitability through pricing optimization and the sharing of other related best practices. From 2005 to 2008, Ms. Hesslein was Smith Barney’s Chief Administrative Officer and was responsible for general business management of the Private Client Group including leading the firm’s client and field experience initiatives, technology strategy, and business risk and control. Ms. Hesslein joined Salomon Smith Barney in April 1995. Prior to her role as Chief Administrative Officer, her responsibilities included Director of Investment Product management and distribution, the development of Smith Barney’s wealth management offering, restructuring of the corporate client group businesses, and business integrations and divestitures. Ms. Hesslein received her Bachelor of Arts in Economics from the University of Pennsylvania.

•	Ronald J. Burton. Mr. Burton has extensive business experience, primarily with the Dun & Bradstreet Corporation. Mr. Burton was appointed as a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun & Bradstreet through its subsidiaries. Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to serving five years on the New Jersey Investment Council, which oversees the state’s $85 billion pension plans. Mr. Burton was a member of the Board of Trustees of the Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President. A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

•	Michael Perino. Michael Perino is currently the Associate Academic Dean and Dean George W. Matheson Professor of Law at St. John’s University School of Law in New York. Professor Perino’s primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D’Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program

in Law, Business, and Corporate Governance at Stanford Law School (1995-1998). Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora’s Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010). He is the author of a leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation. In 2016, he served as an independent compliance consultant for a middle market investment bank and full-service broker-dealer in connection with a settlement that firm entered into with the SEC. In the past, the SEC has also retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration. Professor Perino received his LL.M. degree from Columbia Law School, where he was valedictorian, a James Kent Scholar, and the recipient of the Walter Gellhorn prize for outstanding proficiency in legal studies. He received his J.D. from Boston College Law School, where he was elected to the Order of the Coif. He also holds a B.A. degree (magna cum laude) from Rutgers University.

•	Steven A. Baffico. Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 17 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock. At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets. Mr. Baffico earned his Bachelor of Arts degree from the University of Wisconsin.

Interested Trustee

•	Brian Good. Mr. Good is currently a Senior Managing Director of THL Credit and a Co-Head of THL Credit’s Tradable Credit strategy. He serves on the Board of Directors of THL Credit and on THL Credit’s Global Investment Committee and the Tradable Credit Investment Committee. From 2004 until joining THL Credit in 2012, Mr. Good was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC. Mr. Good brings extensive knowledge of the leveraged bank loans market with more than twenty-seven years of leveraged finance portfolio management experience. From 1998 to 2004, Mr. Good was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Mr. Good earned his B.S. in Business Administration from Pepperdine University.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trustees be Independent Trustees. Currently, at least two-thirds of the Trustees are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with the Fund’s investment adviser or sub-adviser, is appropriate and in the best interest of shareholders. In light of the services provided to the Fund daily by the Fund’s investment adviser and the responsibilities of the investment adviser to the Fund, the Board believes it appropriate and in the best interest of shareholders to have a separate President who is an active employee of the Fund’s investment adviser.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, service providers to the Fund, primarily THL Credit (and, previously, FWCA) and Eagle, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of THL Credit (and, previously, FWCA) and Eagle. The Board’s Audit Committee meets regularly, and between meetings the Audit Committee Chair has access to the Fund’s independent registered public accounting firm and to the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Fund’s investment adviser and sub-adviser, or their affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as personal trading, valuation, credit and investment research. THL Credit, the Sub-Adviser (and, previously, FWCA)

and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund. The Board receives reports from Fund counsel and the Independent Trustees’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Fund investments or of Fund activities or the activities of any of the Fund’s service providers.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2018, the Board held three (3) joint meetings on behalf of EGIF and TSLF, and separately held three (3) meetings on behalf of EGIF. Each Trustee of the Fund attended all of the meetings of the Board and of any Committee of which he or she was a member. The compensation paid by the Fund to the then-Independent Trustees for the fiscal year ended December 31, 2018 is set forth below. No compensation is paid by the Fund to any Interested Trustee or officers of the Fund.

	Board Meeting and Committee Meeting Fees for the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex (including the Fund)(1)
Joseph L. Morea	$33,000	None	$33,000
Ronald J. Burton	$33,000	None	$33,000
Michael Perino	$33,000	None	$33,000
Laurie Hesslein	$33,000	None	$33,000

(1)	From January 1, 2018 to June 21, 2018, the fund complex consisted of the Fund and TSLF and, from June 22, 2018 through the day prior to the Effective Date, the fund complex consists solely of the Fund. No compensation paid to the Independent Trustees by TSLF is included above.

The fund complex reimbursed the then-Independent Trustees a total of $177.50 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the period ended December 31, 2018.

Executive Officers of the Fund

In connection with the advisory relationship transition described herein, the Board approved changes to the Fund’s executive officers. The new slate of executive officers took office on the Effective Date, when THL Credit became the Fund’s interim investment adviser pursuant to the Interim Advisory Agreement. The following table provides information concerning each of the executive officers of the Fund, including their year of birth, positions with the Fund and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years
Brian Good born 1965	President and Principal Executive Officer	Since 2019	THL Credit Advisors LLC, Senior Managing Director (2012-present).

Jennifer Wilson born 1972	Treasurer, Principal Financial Officer and Secretary	Since 2019	THL Credit Advisors LLC, Director of Financial Planning and Analysis (2018-present); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012-2018).

Andrew Morris born 1986	Chief Compliance Officer	Since 2019	Fund Chief Compliance Officer (since 2019); Director and Senior Counsel of THL Credit (since 2019); Associate, Kirkland & Ellis LLP (2016-2019); Associate, Davis Polk & Wardwell LLP (2014-2016).

Sabrina Rusnak-Carlson born 1979	Chief Legal Officer	Since 2019	THL Credit Advisors LLC, General Counsel and Chief Compliance Officer, (2018-present); THL Credit Advisors LLC, General Counsel (2015-2018); Partner, Proskauer Rose LLP (2006-2015).

James Camp born 1964	Vice President	Since 2015	Eagle Asset Management, Inc., Managing Director (1997-present).

(1)	The business address of each officer, with the exception of Ms. Rusnak-Carlson and Mr. Camp, is 227 West Monroe Street, Suite 3200, Chicago, IL 60606. Ms. Rusnak-Carlson has a business address of 100 Federal Street, 31st Floor, Boston, MA 02110. Mr. Camp has a business address of 880 Carillon Parkway, St. Petersburg, FL 33716.
(2)	Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of Ms. Hesslein and Messrs. Burton, Morea and Perino, each of whom is an Independent Trustee and is also “independent” as defined under the listing standards of the New York Stock Exchange (“NYSE”). Mr. Morea simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. During the Fund’s fiscal year ended December 31, 2018, the Audit Committee held one (1) joint committee meeting on behalf of EGIF and TSLF, and separately held two (2) committee meetings on behalf of EGIF. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Fund’s Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements; and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.thlcreditegif.com. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2018.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Fund, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2018.

This report was submitted by the Audit Committee of the Fund’s Board

Ronald J. Burton, Chairman of the Audit Committee

Michael Perino

Joseph L. Morea

Laurie Hesslein

February 21, 2019

Nominating and Governance Committee

The Board has a Nominating and Governance Committee comprised of Ms. Hesslein and Messrs. Burton, Morea and Perino, each of whom is an Independent Trustee. The Nominating and Governance Committee of the Fund held one (1) joint committee meeting on behalf of EGIF and TSLF during the fiscal year ended December 31, 2018. The functions of the Nominating and Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Board at the annual meetings of shareholders (consistent with criteria approved by the Board); identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); overseeing the evaluation of the Board; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Governance Committee. The Nominating and Governance Committee charter is available at www.thlcreditegif.com. This reference to the website does not incorporate the content of the website into this Proxy Statement.

The Nominating and Governance Committee has not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, the Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication and conflicts of interest. The Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating and Governance Committee will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Shareholder Proposals” below).

Trustee Holdings

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Trustee as of the Record Date.

Trustees	Dollar Range* of Equity Securities Held in the Fund(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Independent Trustees
Ronald J. Burton	None	$1 - $10,000
Laurie Hesslein	None	$10,001 - $50,000
Joseph L. Morea	$1 - $10,000	$10,001 - $50,000
Michael Perino	None	$1 - $10,000
Steven A. Baffico	None	$10,001 - $50,000

Interested Trustee

Trustees	Dollar Range* of Equity Securities Held in the Fund(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Trustee in Fund Complex

Brian Good	None	over $100,000

(1)	This information has been furnished by each Trustee.

Except for Mr. Good, who is an Interested Trustee, none of the Trustees nor their family had any interest in THL Credit, Eagle or any person directly or indirectly controlling, controlled by, or under common control with THL Credit or Eagle as of December 31, 2018.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the Secretary of the Eagle Growth and Income Opportunities Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Trustee attendance at the annual meetings of shareholders. All of the Trustees who were members of the Board at the time attended the prior year’s annual meeting of shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

ADVISORY RELATIONSHIP TRANSITION

Interim Advisory Agreements

Since 2018, the Board, including the Independent Trustees, has been assessing potential strategic options for the Fund to reduce the Fund’s overall fees and expenses, manage the Fund’s trading discount and improve the Fund’s longer-term performance. At a series of meetings held in August 2019, the Board, including a majority of the Independent Trustees, took various actions to effect a transition of the Fund's investment advisory services from FWCA to THL Credit in an effort to address these issues. In particular, the Board believes that the further reduction in Fund expenses as a result of the advisory relationship transition, along with recent improved Fund performance under Eagle’s management, may help to manage the Fund’s trading discount and improve the Fund’s longer-term performance. As described further below, the advisory relationship transition, which results in THL Credit and Eagle each managing a portion of the Fund, makes available to the Fund THL Credit’s expertise in bank loans, high-yield bonds and structured credit investments, while also providing continuity in the Fund’s day-to-day portfolio management with respect to the portions of the Fund managed by Eagle. The advisory relationship transition also results in a reduction in the Fund’s overall fees and expenses and retains the term feature of the Fund, which requires that the Fund, if it is not earlier converted into an open-end fund, to terminate no later than 2028. The advisory relationship transition is one of several actions taken by the Independent Trustees over the past two years to address the Fund’s expenses: reducing FWCP’s servicing fee by five basis points, reducing FWCA’s advisory fee by 20 basis points and negotiating and approving the Interim Agreements (defined below), including negotiating an expense limitation more beneficial to the Fund than the one originally proposed. To effect the advisory relationship transition, the Board, at its August 15, 2019 meeting, decided (i) not to renew the advisory agreement between the Fund and FWCA (the “FW Advisory Agreement”), which expired by its terms on August 30, 2019, and (ii) to terminate the Fund’s investor support services agreement (the “Support Agreement”) with FWCP, effective September 14, 2019, pursuant to the 30-day notice requirement under the Support Agreement.  The expiration of the FW Advisory Agreement on August 30, 2019 resulted in the automatic termination of the sub-advisory agreement between FWCA and Eagle (the “Prior Sub-Advisory Agreement”, and, together with the FW Advisory Agreement, the “Prior Agreements”) on that date.

In order to ensure the continued management of the Fund’s assets following the expiration of the Prior Agreements, at a telephonic meeting held on August 16, 2019, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, approved (i) THL Credit to serve as the investment adviser to the Fund under an interim advisory agreement between the Fund and THL Credit (the “Interim Advisory Agreement”) and (ii) Eagle to continue as the Fund’s sub-adviser under an interim sub-advisory agreement between THL Credit and Eagle (the “Interim Sub-Advisory Agreement”, and, together with the Interim Advisory Agreement, the “Interim Agreements”). The Interim Agreements are substantially identical to the Prior Agreements and became effective on the Effective Date. The FW Advisory Agreement expired on August 30, 2019 and the Fund’s Support Agreement terminated on September 14, 2019.  On the Effective Date, THL Credit

commenced serving as the investment adviser to the Fund pursuant to the Interim Advisory Agreement and Eagle continued serving as the sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement.

Pursuant to the Interim Agreements, THL Credit and Eagle may serve as the Fund’s investment adviser and sub-adviser, respectively, on an interim basis for 150 days after the date on which the Prior Agreements expired. In order for THL Credit to continue serving as the Fund’s investment adviser and for Eagle to continue serving as the Fund’s sub-adviser following the expiration of the 150-day interim period, the Board and the Fund’s shareholders must approve a new advisory agreement between the Fund and THL Credit and a new sub-advisory agreement between THL Credit and Eagle. At an in-person meeting of the Board held on August 27, 2019, the Board, including a majority of the Independent Trustees, approved THL Credit and Eagle to serve as the Fund’s investment adviser and sub-adviser, respectively, on a non-interim basis under a new investment advisory agreement between the Fund and THL Credit (the “New Advisory Agreement”) and a new sub-advisory agreement between THL Credit and Eagle (the “New Sub-Advisory Agreement”, and, together with the New Advisory Agreement, the “New Agreements”), respectively, subject to approval by the Fund’s shareholders. The Board intends to schedule a special shareholder meeting to seek shareholder approval of the New Agreements prior to the expiration of the 150-day interim period. A further discussion of the Board’s considerations of the New Agreements will be provided in the proxy materials for that special shareholder meeting.

The material terms of the Interim Advisory Agreement, including the fee payable by the Fund thereunder, are substantially the same as the FW Advisory Agreement.  The Fund’s annual investment advisory fee rate remains 0.85% of the Fund’s average daily Managed Assets (which had been reduced by the Board from 1.05% of the Fund’s average daily Managed Assets effective May 24, 2018). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Furthermore, THL Credit is providing investor support as part of its advisory relationship and the Fund no longer bears the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services. In addition, pursuant to an expense limitation agreement with the Fund, THL Credit and Eagle have agreed to limit, for the term of the Fund, direct ordinary operating expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund’s Managed Assets, subject to certain exclusions (pro-rated for the period in 2019 during which THL Credit serves as the Fund’s investment adviser).  THL Credit and Eagle may discontinue their obligations under the expense limitation agreement only with the consent of a majority of the Independent Trustees.

Furthermore, the services provided under the FW Advisory Agreement by FWCA as investment adviser are now provided by THL Credit as investment adviser under the Interim Advisory Agreement. THL Credit’s duties under the Interim Advisory Agreement, which include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions, are identical to FWCA’s duties under the FW Advisory Agreement. In addition, certain of the Fund’s debt securities are managed by THL Credit. THL Credit and Eagle also have established an allocation committee to regularly review the Fund’s tactical asset allocations among dividend or other income paying equity securities and debt securities. Such committee determines the target allocations of the Fund’s portfolio among eligible asset classes. Although the allocation committee does not directly determine what proportion of the Fund’s portfolio is managed by THL Credit or Eagle, THL Credit focuses on investments in bank loans, high-yield bonds and structured credit investments and Eagle focuses on investments in equity and other fixed income investments.

The material terms of the Interim Sub-Advisory Agreement, including the fee payable to Eagle thereunder, are substantially identical to the terms of the Prior Sub-Advisory Agreement.  Eagle provides substantially similar investment advisory services to the Fund under the Interim Sub-Advisory Agreement as it provided to the Fund under the Prior Sub-Advisory Agreement. For serving as the Fund’s sub-adviser, Eagle received a fee from FWCA, and now receives a fee from THL Credit, in an amount equal to 50% of the advisory fees paid to FWCA or THL Credit, as applicable, for its services as sub-adviser to the Fund.

The Fund's investment objective, principal investment strategies and fundamental investment policies did not change as a result of the Interim Agreements. However, in connection with the transition of advisory services from FWCA to THL Credit, the Board approved, effective as of the Effective Date, certain changes to the Fund’s permitted investments. Specifically, the Board approved an increase in the percentage of the Fund’s Managed Assets (as defined in the Proxy Statement) that may be invested in a combination of below-investment grade securities and debt instruments that generate payment-in-kind (“PIK”) interest from 20% to 30%. In addition, the Board approved the Fund’s permitted investment in collateralized loan obligations (“CLOs”). Accordingly, effective as of the Effective Date, THL Credit manages a portion of the Fund’s portfolio and expects to add exposure to senior loans, high yield bonds and CLOs to the Fund’s overall portfolio, although THL Credit does not currently intend to invest Fund assets in PIK-generating instruments. THL Credit and Eagle expect this diversification of asset classes to facilitate the Fund as a tactical allocation fund across both equity and fixed income markets, as originally marketed to investors, including through enhanced investment opportunities across the fixed income spectrum.

CLOs and similar structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security's priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

PROPOSAL 2: SHAREHOLDER PROPOSAL

In December 2018, prior to the Board’s consideration of the Interim Agreements, a beneficial owner of Shares of the Fund (the “Proponent”) informed the Fund that it intended to present for a shareholder vote at the Annual Meeting a proposal requesting that the Board take steps to terminate all investment advisory, sub-advisory and management agreements between the Fund, FWCA and Eagle (“Proposal 2”). If properly presented at the Annual Meeting, Proposal 2 will be submitted for a vote.

As required by the rules of the SEC, the text of the Proponent’s resolution and supporting statement (for which the Fund accepts no responsibility), are included in the black bordered box below under “Proponent’s Proposal” exactly as submitted by the Proponent. The number of shares owned by the Proponent will be furnished by the Fund upon request.

Shareholder Proposal

RESOLVED: All investment advisory, sub-advisory and management agreements between Eagle Growth and Income Opportunities Fund, Four Wood Capital Advisors LLC, and Eagle Asset Management, Inc. shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, at this meeting, a plan to liquidate or open-end the Fund within one year, then the investment advisory, sub-advisory and management agreements between Eagle Growth and Income Opportunities Fund, Four Wood Capital Advisors LLC, and Eagle Asset Management, Inc. shall remain in effect as long as necessary to implement these actions.

Since shortly after its 2015 launch, EGIF has traded at an extremely large discount to its NAV, effectively holding shareholders captive, since they can only exit their investment for substantially less than its value. The discount has averaged 15% since the end of 2015, and has not since that time been narrower than 10%. Meanwhile, fees are high (a 2.86% total expense ratio on net assets per the 3rd quarter fact sheet), and investment performance has been… well… consider that from the Fund’s launch through 12/6/18, the S&P 500 has annualized at 9.4%, the S&P 500 High Dividend Index has annualized at 10.3%, and EGIF, with approximately a 0.7 beta to these indexes, has annualized at only 2.6%!

The combination of the large and widening discount, and the poor at-NAV performance, has led to large shareholder losses. For example, from launch through 12/6/18, shareholders who reinvested all their dividends lost 14%!

The board has responded to this situation so far by increasing the distribution marginally, changing the strategy marginally, and reducing the management fee marginally. None of these actions has helped. In fact, since the May fee reduction announcement (through 12/6), EGIF’s discount has averaged 18% and, in late October, exceeded 20%.

In our view, by allowing such a large discount to persist, and by giving current management a “pass” despite poor performance, the Board has ignored its fiduciary duty. Long-suffering shareholders deserve the opportunity to receive full value for their shares today, rather than waiting until May 14, 2028, when the fund is scheduled to terminate or open-end.

In addition to voting for our proposal, we also hope that all EGIF shareholders will join us in asking management for, and voting in favor of, a proposal to liquidate or open-end the Fund.

Who are we? We are an open-end mutual fund (Matisse Discounted Closed-End Fund Strategy, MDCEX) which has owned shares of EGIF continuously for the past year. Our interests are aligned solely with that of all other shareholders, and the remedy we are suggesting would benefit all shareholders equally. Feel free to contact us about this matter; we are happy to discuss. Contact Eric Boughton, CFA, at (503) 210-3005.

Board Response:

Proposal 2 asks the Fund's shareholders to terminate the Prior Agreements (the FW Advisory Agreement between the Fund and FWCA, and the Prior Sub-Advisory Agreement between FWCA and Eagle). The proposal is moot because (i) the Prior Agreements expired or terminated as of August 30, 2019, and (ii) FWCA is not a party to the Interim Agreements. Despite the proposal being moot, the shareholder has continued to request the inclusion of its proposal in this Proxy Statement. Although the Board believes Proposal 2 is moot, it has concluded not to delay the Fund’s Annual Meeting nor spend Fund assets to object to such inclusion through a formal no-action request filed with the Securities and Exchange Commission.

Furthermore, the Board believes that the further reduction in Fund expenses as a result of the advisory relationship transition, along with recent improved Fund performance, may help to manage the Fund’s trading discount and improve the Fund's longer-term performance. The review of strategic options for the Fund by the Independent Trustees commenced prior to receipt of Proposal 2. Over the past two years, the Independent Trustees have addressed the Fund’s expenses on a number of occasions: reducing FWCP’s servicing fee by five basis points, reducing FWCA’s advisory fee by 20 basis points and negotiating and approving the Interim Agreements described above, including negotiating an expense limitation more beneficial to the Fund than the one originally proposed. Engaging an adviser with significant experience in the loan markets, such as THL Credit, and expanding the Fund's investment strategy, to permit a broader universe of debt strategies, may create additional opportunities for the Fund. A material reduction in the Fund's expenses, combined with a more tactical investment approach, may benefit the Fund's performance during its remaining term.

For the avoidance of any confusion in light of the Board’s implementation of the advisory services transition and its approval of the Interim Agreements, the Board recommends shareholders vote “AGAINST” Proposal 2. Were Proposal 2 to receive sufficient shareholder support to pass under the voting requirements under the 1940 Act, the Board does not believe any further action would be required, as the Prior Agreements have terminated and the proposal could not reasonably be interpreted to apply to the Interim Agreements in light of the plain language of the proposal and the time at which it was submitted to the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “AGAINST” PROPOSAL 2.

REQUIRED VOTE

Provided a Quorum is present, the election of Ms. Hesslein and Mr. Good as Trustees (Proposal 1) requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote. For purposes of electing Ms. Hesslein and Mr. Good as Trustees, neither withheld votes nor broker-non votes will be counted as votes cast. Broker non-votes (which are treated as shares present but not entitled to vote) will have no effect on Proposal 1. Withheld votes (which are treated as shares present and entitled to vote) will have the same effect as a vote “against” Proposal 1.

Provided a Quorum is present, the shareholder proposal (Proposal 2) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act to be approved. This means the lesser of (1) 67% or more of the shares of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Abstentions and broker non-votes will have the same effect as a vote against Proposal 2. Proxies received will be voted “AGAINST” Proposal 2 unless shareholders designate otherwise.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting to be held in 2020 must be received by the Fund for consideration for inclusion in the Fund’s proxy statement relating to the 2020 annual meeting no later than June 5, 2020, and must satisfy the requirements of the federal securities laws.

The Fund’s By-Laws currently require shareholders wishing to nominate Trustees or propose other business to be brought before the Fund’s 2020 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 not earlier than May 6, 2020, nor later than 5:00 p.m., C.T., on June 5, 2020; provided, however, that in the event that the date of the Fund’s 2020 Annual Meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice by a shareholder must set forth all information required by the Fund’s By-Laws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Beneficial Owners

To the knowledge of the Fund, the following shareholder or “group,” as that term is defined in Section 13(d) of the 1934 Act, is a beneficial owner of more than 5% of the outstanding Shares as of September 16, 2019, based on public filings and/or information provided by such persons. As of the same date, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Raymond James & Associates, Inc.(1) 880 Carillon Parkway St. Petersburg, FL 33716	1,405,081	19.57%

RiverNorth Capital Management, LLC(2) 325 N. LaSalle Street Suite 645 Chicago, IL 60654	641,706	8.94%

(1)	Information shown was obtained from a Schedule 13G/A filed by RJA with the SEC on September 9, 2019, reporting share ownership as of August 31, 2019. Based on that filing, RJA does not have sole or shared voting power, but does have the power to dispose or direct the disposition of 1,405,081 Shares. The Shares are held in discretionary accounts for the benefit of individual RJA clients who may also direct the disposition of Shares.
(2)	Information shown was obtained from a Schedule 13G filed by RiverNorth Capital Management, LLC (“RiverNorth”) with the SEC on February 14, 2019, reporting share ownership as of December 31, 2018. Based on that filing, RiverNorth has sole voting power and sole dispositive power with respect to 641,706 Shares.

Independent Registered Public Accounting Firm

RSM US LLP (“RSM”), 80 City Square, Boston, MA, 02129, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2019. A representative of RSM will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by RSM for professional services for the fiscal years ended December 31, 2017 and 2018.

For the year ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**
2018	$35,000	$0	$15,250	$0
2017	$32,700	$0	$15,250	$0

* “Tax Fees” are those fees related to RSM’s tax consulting services, including primarily the review of the Fund’s income tax returns.

** “All Other Fees” include the aggregate fees billed for products and services provided by RSM, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by RSM to the Fund, and all non-audit services to be provided by RSM to the Fund’s Adviser and Sub-Adviser and any entity controlling, controlled by or under common control with the Fund’s Adviser (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee has delegated authority to one of its members to pre-approve such services, subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which RSM billed the Fund fees for the fiscal years specified above were pre-approved by the Fund’s Audit Committee, as required.

The aggregate non-audit fees billed by RSM for services rendered to the Fund and rendered to the Adviser or its Affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2018 and 2017 were $68,985 and $38,250, respectively.

Investment Adviser, Sub-Adviser and Administrator

Prior to the Effective Date, FWCA served as the Fund’s investment adviser. The principal executive office of FWCA is 33 Plymouth Street, Montclair, NJ 07042.

As of the date hereof, THL Credit serves as the Fund’s interim investment adviser. The principal executive office of the Adviser is 100 Federal Street, 31st Floor, Boston, MA 02110.

Prior to the Effective Date, Eagle Asset Management, Inc. served as an investment sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between FWCA and Eagle. As of the date hereof, Eagle serves as an investment sub-adviser to the Fund pursuant to an Interim Sub-Advisory Agreement between THL Credit and Eagle. The principal executive office of Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s Trustees and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes of ownership with the SEC. Trustees, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended December 31, 2018, all such filing requirements applicable to such persons were met.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any shareholder plans to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Annual Meeting in its next Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEE

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the shareholders.

EXPENSES OF PROXY SOLICITATION

The Fund has engaged D.F. King & Co., Inc. (“D.F. King”) to serve as proxy solicitor and vote tabulator at an anticipated cost of approximately $15,000.  This estimate is subject to the final solicitation campaign approved by the Fund and executed by D.F. King.  In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by D.F. King.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed for out-of-pocket expenses incurred in this connection.  If you have any questions concerning this Proxy solicitation, please contact Jennifer Wilson, Telephone Number:  1-312-995-6447.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity.  In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail.  Within 72 hours of receiving a shareholder’s telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Annual Meeting and voting in person.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 1-833-845-7513 or write to Eagle Growth and Income Opportunities Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

ANNUAL MEETING OF SHAREHOLDERS OF EAGLE GROWTH AND INCOME OPPORTUNITIES FUND October 25, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on October 25, 2019. The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund's website - http://www.thlcreditegif.com You are encouraged to review all of the information contained in the proxy materials before voting. To obtain directions to attend the Annual Meeting and vote in person, please call 1-833-845-7513. Please sign, date and mail your proxy card in the envelope provided as soon as possible. | Please detach along perforated line and mail in the envelope provided. | 20203000000000000000 3 102519 x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF TRUSTEES RECOMMENDS A VOTE "AGAINST" PROPOSAL 2. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED. Proposal 1. To elect two Class III Trustees of the Fund, each to serve for a term ending at the 2022 Annual Meeting of the Fund and until his or her successor has been elected and qualified. NOMINEES: FOR AGAINST ABSTAIN Proposal 2. To take action on a shareholder proposal submitted in December 2018 requesting that the Fund take the steps necessary to terminate all advisory, sub-advisory and management agreements in effect as of December 2018 with Four Wood Capital Advisors, LLC and Eagle Asset Management, Inc. Laurie Hesslein Brian Good O O WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) FOR ALL NOMINEES Proposal 3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF TRUSTEES AND AGAINST PROPOSAL 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: # To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Date: Signature of Shareholder Date: Signature of Shareholder Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

a EAGLE GROWTH AND INCOME OPPORTUNITIES FUND 227 West Monroe Street, Suite 3200 Chicago, IL 60606 Proxy for Annual Meeting of Shareholders on October 25, 2019 Solicited on Behalf of the Board of Trustees The undersigned hereby appoinls Andrew Morris and Jennifer Wilson, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled 1o vote if personally present and acting at the Annual Meeting of Shareholders of Eagle Growth and Income Opportunities Fund, to be held Friday, October 25, 2019, at 8:00 a.m. C.T., at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) ? l-l 14475